Premier Managed Income Fund
_______________________________________
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Premier Managed Income Fund. For its annual reporting period ended December 31, 1995, your Fund produced total returns of 17.32%, 16.55%, 16.54% and 17.71% for Class A, Class B, Class C and Class R shares, respectively.* During this 12-month period, the Fund paid, approximately, the following income dividends: $.750 per share for Class A shares, producing a distribution rate per share of 6.46%; $.669 per share for Class B shares, producing a distribution rate per share of 6.04%; $.668 per share for Class C shares, producing a distribution rate per share of 6.03%; and $.775 per share for Class R shares, producing a distribution rate per share of 7.00%.**

The Economy

    Evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the increase in the Consumer Price Index was flat for the first time in 4-1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, though, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.

Market Environment and Portfolio Review

    The U.S. fixed-income markets posted some of their best returns in recent years. The Lehman Brothers Aggregate Bond Index, a broad measure of bond market performance, returned 18.47% for the year.*** Interest rates fell across all maturities, with the steepest declines occurring in the intermediate portion of the yield curve.

    The corporate bond market was the best performing sector of the fixed-income market, including intermediate bonds. Investor demand for noncallable securities with yields higher than the yields of government securities fueled corporate bond performance. Within the corporate sector, bonds below investment grade generally performed the best. By year-end, the yield advantage of corporate bonds over Treasury securities was at its narrowest level in years. As interest rates declined, fears of rising mortgage prepayments restrained the performance of mortgage-backed securities. Consequently, by year-end the yield advantage of mortgage-backed securities over Treasuries was at the widest level in three years. Since prices of mortgage-backed securities rose at a slower pace than Treasury prices, this was used as a buying opportunity to increase the Fund's position in the higher yielding mortgage-backed sector.

    During the reporting period, the Fund reduced holdings of corporate bonds to about 24% (down from 44% at the beginning of the year) in response to their diminishing yield advantage over Treasury securities. The Fund also eliminated all positions in emerging market high-yield debt. Holdings in mortgage-backed securities were increased to 45% (from 31% at the beginning of the year) in seeking to take advantage of the favorable spread in yields of this sector over Treasury securities. These changes resulted in a higher income component for the portfolio while reducing some of the risks inherent in corporate bonds.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                              Very truly yours,


  [Almond G. Goduti signature logo]

                              Almond G. Goduti
                              Portfolio Manager
January 16, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.

 **Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, C and R shares.

***Source: LIPPER ANALYTICAL SERVICES, INC.  The Lehman Brothers  Aggregate
   Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The index does not take into account charges, fees and other expenses.

Premier Managed Income Fund                                  December 31, 1995
_______________________________________

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER MANAGED INCOME
       FUND CLASS A SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                      [Exhibit A: CHART]

            Lehman Brothers      Premier Managed
               Aggregate           Income Fund
              Bond Index*        (Class A Shares)
               ________              ________
12/31/85         9,547                10,000
12/31/86        10,510                11,526
12/31/87        11,136                11,844
12/31/88        12,255                12,778
12/31/89        12,937                14,635
12/31/90        13,505                15,946
12/31/91        15,805                18,498
12/31/92        17,191                19,867
12/31/93        19,690                21,804
12/31/94        18,679                21,168
12/31/95        21,915                25,079

*Source: Lehman Brothers

Average Annual Total Returns
_______________________________________

                           Class A Shares
____________________________________
                                                         % Return
                                                        Reflecting
                           % Return Without           Maximum Initial
Period Ended 12/31/95        Sales Charge           Sales Charge (4.5%)
___________                     ________                __________
1 Year                         17.32%                     12.01%
5 Years                        10.14                       9.13
10 Years                        8.66                       8.15
From Inception (8/1/79)         9.97                       9.67


                          Class B Shares
____________________________________
                                                   % Return Reflecting
                                                  Applicable Contingent
                              % Return               Deferred Sales
                             Assuming No               Charge Upon
Period Ended 12/31/95        Redemption                Redemption*
___________                    ______                  ___________
1 Year                         16.55%                     12.55%
From Inception (12/19/94)      15.16                      11.38



                          Class C Shares
____________________________________
                                                   % Return Reflecting
                                                  Applicable Contingent
                              % Return               Deferred Sales
                             Assuming No               Charge Upon
Period Ended 12/31/95        Redemption                Redemption**
___________                    ______                  ___________
1 Year                         16.54%                    15.54%
From Inception (12/19/94)      15.16                     15.16



                          Class R Shares
____________________________________
Period Ended 12/31/95
___________
1 Year                         17.71%
From Inception (2/1/93)         8.25


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Premier Managed Income Fund on 12/31/85 to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B shares, Class C shares and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

Premier Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

 * Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Managed Income Fund
_______________________________________
Statement of Investments                                     December 31, 1995

                                                                                             Principal
Convertible Subordinated Debentures-.7%                                                       Amount              Value
                                                                                              ______             ______

                           Foreign;   Rogers Communications,
                                        2%, 2005
                                        (cost $662,550)...............................       $ 1,295,000        $   696,063
                                                                                                                     ======

Bonds and Notes-98.0%
___________________________________________

                       Banking-.8%   First USA Bank,
                                        Medium-Term Notes, 8.10%, 1997................           710,000            728,670
                                                                                                                     ______
                     Consumer-1.0%   Federated Department Stores,
                                        Sr. Notes, 10%, 2001..........................           840,000            913,500
                                                                                                                     ______
                      Finance-5.4%   Donaldson, Lufkin & Jenrette,
                                        Sr. Notes, 6-7/8%, 2005.......................           522,000            535,839
                                      Lincoln National,
                                        Deb., 7-1/4%, 2005............................           770,000            817,069
                                      Paine Webber Group,
                                        Medium-Term Sr. Notes, Ser. C, 7.31%, 2000....         1,750,000          1,813,287
                                      Prudential Insurance Company of America,
                                        Surplus Notes, 7.65%, 2007....................           900,000(a)         956,250
                                      Smith Barney Holdings,
                                        Notes, 7-7/8%, 1999...........................         1,000,000          1,066,253
                                                                                                                     ______
                                                                                                                  5,188,698
                                                                                                                     ______
         Finance/Asset Backed-2.0%   AT&T Universal Card Master Trust,
                                        Floating Rate Asset Backed Ctfs.,
                                        Ser. 1995-3, Cl. A, 5.95%, 2002...............           968,000(b)         972,685
                                      EQCC Home Equity Loan Trust 1993-3,
                                        Asset Backed Notes, 5.15%, 2008...............           912,631            891,841
                                                                                                                     ______
                                                                                                                  1,864,526
                                                                                                                     ______
                   Industrial-5.7%   ADT Operations,
                                        Sr. Notes (Gtd. by ADT Ltd.), 8-1/4%, 2000....           950,000          1,009,375
                                      American Home Products,
                                        Notes, 7.70%, 2000............................           516,000            552,905
                                      Jones Intercable,
                                        Sr. Notes, 9-5/8%, 2002.......................           900,000            970,875
                                      Lenfest Communications,
                                        Sr. Notes, 8-3/8%, 2005.......................           667,000            670,335
                                      Paging Network,
                                        Sr. Sub. Notes, 8-7/8%, 2006..................           470,000            483,512
                                      Tenet Healthcare,
                                        Sr. Notes, 9-5/8%, 2002.......................           920,000          1,016,600

Premier Managed Income Fund
_______________________________________
Statement of Investments (continued)                         December 31, 1995

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount             Value
                                                                                                ______            ______

             Industrial (continued)   USG,
                                        Sr. Notes, Ser. B, 9-1/4%, 2001...............       $   200,000        $   214,000
                                      Valassis Inserts,
                                        Sr. Sub. Notes, 9-3/8%, 1999..................           440,000            449,506
                                                                                                                     ______
                                                                                                                  5,367,108
                                                                                                                     ______
                     Foreign- 8.6%   Aegon N.V.,
                                        Sub. Notes, 8%, 2006..........................           972,000          1,097,038
                                      Bangkok Bank plc,
                                        Sub. Notes, 7-1/4%, 2005......................           900,000(a)         940,632
                                      Carter Holt Harvey Ltd.,
                                        Sr. Notes, 8-7/8%, 2004.......................           381,000            446,694
                                      China International Trust and Investment,
                                        Bonds, 9%, 2006...............................         1,150,000          1,286,636
                                      Hanson Overseas B.V.,
                                        Sr. Notes (Gtd. by Hanson plc), 6-3/4%, 2005..           619,000            642,090
                                      International Semi-Tech Microelectronics,
                                        Sr. Sec. Discount Notes, Zero Coupon, 2000....         1,250,000(c)         662,500
                                      Malayan Banking Berhad,
                                        Sub. Notes, 7-1/8%, 2005......................           563,000            586,289
                                      Mass Transit Railway,
                                        Notes, 7-1/4%, 2005...........................           440,000            458,004
                                      Midland Bank plc,
                                        Sub. Notes, 8-5/8%, 2004......................           600,000            691,020
                                      Repsol International Finance B.V.,
                                        Notes (Gtd. by Repsol, S.A.), 7%, 2005........         1,027,000          1,099,372
                                      Rogers Cablesystems Ltd.,
                                        Sr. Sec. Second Priority Notes, 9-5/8%, 2002..           225,000            237,375
                                                                                                                     ______
                                                                                                                  8,147,650
                                                                                                                     ______
                U.S. Government
                and Agencies-74.5%   Federal National Mortgage Association:
                                        8%, 10/1/2010.................................         3,526,777          3,656,810
                                        14-3/4%, 8/1/2012.............................            40,783             46,989
                                        7-1/2%, 4/1/2025..............................         1,212,050          1,243,103
                                        7-1/2%, 4/1/2025..............................         3,969,209          4,070,901
                                        8-1/2%, 9/1/2025..............................         3,868,395          4,041,235
                                        7%, 10/1/2025.................................         3,268,815          3,298,431
                                        7-1/2%, 10/1/2025.............................         4,052,233          4,156,052
                                        Real Estate Mortgage Investment
                                          Conduit Trust, Pass-Through Ctfs.
                                          (Collateralized by FNMA Pass-Through
                                          Ctfs.), Ser. G92-20, Cl. SA, 437-7/8%,
                                          2022 (Interest Only Obligation).............            (d)               199,680
                                      Government National Mortgage Association I:
                                        8-1/2%, 12/15/2024............................         3,368,621          3,551,774
                                        8%, 1/15/2025.................................         1,947,157          2,037,214
                                        8-1/2%, 4/15/2025.............................         1,451,744          1,530,676
                                        7-1/2%, 9/15/2025.............................         5,255,852          5,429,927
                                        8%, 9/15/2025.................................         8,616,465          9,014,977

Premier Managed Income Fund
_______________________________________
Statement of Investments (continued)                         December 31, 1995

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount            Value
                                                                                                ______           ______

           U.S. Government
           and Agencies (continued)   U.S. Treasury Bonds:
                                        7-7/8%, 8/15/2001.............................       $   665,000        $   743,241
                                        7-1/8%, 2/15/2023.............................         7,077,000          8,092,111
                                      U.S. Treasury Notes:
                                        6-7/8%, 10/31/1996............................         1,879,000          1,903,369
                                        7-7/8%, 1/15/1998.............................         2,691,000          2,828,074
                                        6-1/2%, 4/30/1999.............................            64,000             66,360
                                        6-3/8%, 8/15/2002.............................         3,871,000          4,063,644
                                        7-1/4%, 8/15/2004.............................         7,289,000          8,112,431
                                        5-7/8%, 11/15/2005............................         2,320,000          2,372,562
                                                                                                                     ______
                                                                                                                 70,459,561
                                                                                                                     ______
                                      TOTAL BONDS AND NOTES
                                        (cost $89,281,611)............................                          $92,669,713
                                                                                                                     ======

TOTAL INVESTMENTS (cost $89,944,161)..................................................             98.7%        $93,365,776
                                                                                                  =====              ======

CASH AND RECEIVABLES (NET)............................................................              1.3%        $ 1,251,705
                                                                                                  =====              ======

NET ASSETS............................................................................            100.0%        $94,617,481
                                                                                                  =====              ======

Notes to Statement of Investments;
_______________________________________

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $1,896,882 or 2.0% of net assets.
(b) Variable rate security - interest rate subject to periodic change.
(c) Zero Coupon until 8/15/00, date on which a stated coupon rate of 11-1/2% becomes effective; the stated maturity date is 2003.
(d) Nominal face $19,017.




                         See notes to financial statements.

Premier Managed Income Fund
_______________________________________
Statement of Assets and Liabilities                          December 31, 1995

ASSETS:
    Investments in securities, at value
        (cost $89,944,161)-see Statement of Investments....................                          $93,365,776
    Cash....................................................................                              186,667
    Receivable for shares of Beneficial Interest subscribed.................                                8,000
    Interest receivable.....................................................                            1,370,582
                                                                                                           ______
                                                                                                       94,931,025
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................          $109,096
    Due to the Distributor-Note 2(b)........................................            18,970
    Payable for shares of Beneficial Interest redeemed......................           177,551
    Trustees' fees payable-Note 2(c)........................................             7,927            313,544
                                                                                          ____             ______
NET ASSETS..................................................................                          $94,617,481
                                                                                                           ======
REPRESENTED BY:
    Paid-in capital.........................................................                          $98,874,418
    Accumulated distributions in excess of investment income-net...........                               (1,500)
    Accumulated net realized (loss) on investments .........................                           (7,677,052)
    Accumulated net unrealized appreciation on investments-Note 3 ..........                            3,421,615
                                                                                                           ______
NET  ASSETS at value........................................................                          $94,617,481
                                                                                                           ======
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest
      ($80,782,345 / 7,290,689 shares of Beneficial Interest outstanding)...                               $11.08
                                                                                                           ======
    Class B Shares
      unlimited number of shares of Beneficial Interest
      ($2,236,556 / 201,840 shares of Beneficial Interest outstanding)......                               $11.08
                                                                                                           ======
    Class C Shares
      unlimited number of shares of Beneficial Interest
      ($66,622 / 6,011 shares of Beneficial Interest outstanding)...........                               $11.08
                                                                                                           ======
    Class R Shares
      unlimited number of shares of Beneficial Interest
      ($11,531,958 / 1,040,655 shares of Beneficial Interest outstanding)...                               $11.08
                                                                                                           ======


                     See notes to financial statements.

Premier Managed Income Fund
_______________________________________
Statement of Operations                           year ended December 31, 1995

INVESTMENT INCOME:
    Income:
      Interest..............................................................               $ 7,355,308
      Cash dividends........................................................                    57,500
                                                                                                ______
          Total Income......................................................                                   $ 7,412,808
                                                                                                                    ______
    Expenses:
      Investment management fee-Note 2(a)...................................               $   632,276
      Distribution fee-Note 2(b)............................................                   208,244
      Trustees' fees and expenses-Note 2(c).................................                    13,817
      Service fee-Note 2(b).................................................                     1,928
                                                                                                ______
          Total Expenses....................................................                                       856,265
                                                                                                                    ______
          INVESTMENT INCOME-NET.............................................                                     6,556,543

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized (loss) on investments .....................................               $  (862,188)
    Net unrealized appreciation on investments..............................                 9,120,356
                                                                                                ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                     8,258,168
                                                                                                                    ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $14,814,711
                                                                                                                    ======


                     See notes to financial statements.

Premier Managed Income Fund
_______________________________________
Statement of Changes in Net Assets

                                                                                            Year Ended December 31,
                                                                                       ________________________________
                                                                                           1995                1994
                                                                                          ______             ______
OPERATIONS:
    Investment income-net................................................              $  6,556,543        $  6,214,116
    Net realized (loss) on investments...................................                  (862,188)         (3,956,546)
    Net unrealized appreciation (depreciation) on investments for the year                9,120,356          (7,391,645)
                                                                                             ______               ______

      Net Increase (Decrease) In Net Assets Resulting From Operations....                14,814,711          (5,134,075)
                                                                                             ______               ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A Shares.....................................................                (5,668,955)         (5,050,079)
      Institutional Class................................................                      _              (444,891)
      Class B Shares.....................................................                   (55,908)             _
      Class C Shares.....................................................                    (1,493)             _
      Class R Shares.....................................................                  (797,413)           (817,994)
                                                                                             ______               ______
        Total Dividends..................................................                (6,523,769)         (6,312,964)
                                                                                             ______               ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares(1)..................................................                10,220,352          51,614,329
      Class B Shares.....................................................                 2,207,592                  15
      Class C Shares.....................................................                    87,477                  15
      Class R Shares.....................................................                 6,078,239           5,912,410
    Dividends reinvested:
      Class A Shares(1)..................................................                 4,488,158           4,468,073
      Class B Shares.....................................................                    29,712              _
      Class C Shares.....................................................                       405              _
      Class R Shares.....................................................                   647,434             489,170
    Cost of shares redeemed:
      Class A Shares(1)..................................................               (20,718,702)        (52,983,942)
      Class B Shares.....................................................                   (68,609)             _
      Class C Shares.....................................................                   (22,587)             _
      Class R Shares.....................................................                (5,758,344)         (6,716,707)
                                                                                             ______               ______
        Increase (Decrease) In Net Assets From Beneficial Interest
          Transactions...................................................                (2,808,873)          2,783,363
                                                                                             ______               ______
          Total Increase (Decrease) In Net Assets........................                 5,482,069          (8,663,676)

NET ASSETS:
    Beginning of year....................................................                89,135,412          97,799,088
                                                                                             ______               ______
    End of year [including distributions in excess of investment
      income-net: ($1,500) in 1995 and ($34,274) in 1994]................              $ 94,617,481         $ 89,135,412
                                                                                             ======               ======


                                                                             Shares
                                       ____________________________________________________________________________________
                                               Class A                Class B        Class C              Class R
                                       _______________________     ____________    ____________    _______________________
                                        Year Ended December 31,     Year Ended     Year Ended      Year Ended December 31,
                                       ________________________     December 31,   December 31,   ________________________
                                          1995         1994(2)        1995(3)        1995(3)        1995          1994(4)
                                         _____        _____          ______         ______          ____           ____
CAPITAL SHARE TRANSACTIONS:
    Shares sold....................       973,428     4,868,476       205,379         8,049        574,177         538,268
    Shares issued for dividends
      reinvested...................       420,887       421,059         2,738            37         60,440          46,123
    Shares redeemed................    (1,961,160)   (5,028,074)       (6,278)       (2,076)      (541,031)       (633,398)
                                            _____         _____          ____           ___           ____            ____
      Net Increase (Decrease) In
        Shares Outstanding.........      (566,845)      261,461       201,839         6,010         93,586         (49,007)
                                            =====         =====          ====           ===           ====            ====

________
(1) Amounts include $5,339,913 of subscriptions, $399,392 of reinvestments and $6,015,971 of redemptions for the Institutional Class up to April 4, 1994.
(2) Number of shares includes 464,962 of subscriptions, 35,257 of reinvestments and 524,902 of redemptions for the Institutional Class up to April 4, 1994.
(3) The Fund commenced offering Class B and Class C shares on December 19, 1994. As of December 31, 1994, the Fund had issued 1.472 Class B shares and
    1.472 Class C shares.
(4) Effective April 4, 1994, the Retail and Institutional Classes were redesignated as a single class of shares known as Investor Shares and the Investment Class was reclassified as Trust shares. On October 17, 1994 Investor and Trust shares were redesignated Class A and Class R shares, respectively.


                       See notes to financial statements.

Premier Managed Income Fund
_______________________________________
Financial Highlights

    Contained below is per share performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class A Shares
                                                                ________________________________________________________
                                                                                Year Ended December 31,
                                                                ________________________________________________________
PER SHARE DATA:                                                  1995     1994(1)(2)   1993(1)(3)   1992(1)     1991(1)
                                                                   ___      _____      _____         ____         ____
    Net asset value, beginning of year......................    $10.12      $11.38      $11.45      $11.41      $10.55
                                                                   ___         ___         ___         ___         ___
    Investment Operations:
    Investment income-net...................................       .75         .69(4)      .78(4)      .87         .86
    Net realized and unrealized gain (loss) on investments..       .96       (1.26)        .83         .10         .86
                                                                   ___         ___         ___         ___         ___
      Total from Investment Operations......................      1.71        (.57)       1.61         .97        1.72
                                                                   ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income-net....................      (.75)       (.69)       (.75)       (.87)       (.86)
    Dividends in excess of investment income-net............       _          _          _         (.06)        _
    Dividends from net realized gain on investments.........       _          _         (.57)        _          _
    Dividends in excess of net realized gain on investments.       _          _         (.36)        _          _
                                                                   ___         ___         ___         ___         ___
      Total Distributions...................................      (.75)       (.69)      (1.68)       (.93)       (.86)
                                                                   ___         ___         ___         ___         ___
    Net asset value, end of year............................    $11.08      $10.12      $11.38      $11.45      $11.41
                                                                   ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN(5)..................................     17.32%      (5.14%)     14.54%       8.77%      17.03%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................       .95%        .98%(6)    1.14%(6)    1.02%       1.13%
    Ratio of net investment income to average net assets....      7.08%       6.32%       6.55%       7.58%       7.91%
    Portfolio Turnover Rate.................................    236.10%     270.00%     333.00%     216.00%     119.00%
    Net Assets, end of year (000's Omitted).................   $80,782     $79,548     $58,052     $98,207     $84,203

__________
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and the Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor Shares. On October 17, 1994 Investor shares were redesignated Class A shares. The Amounts shown for the year ended December 31, 1994 were calculated using the performance of a Retail Class Share outstanding from January 1, 1994 to April 3, 1994 and the performance of an Investor (now Class A) Share outstanding from April 4, 1994 to December 31, 1994. The Financial Highlights for the year ended December 31, 1993 and prior years are based upon a Retail Class Share outstanding.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment mananger.
(3) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this year since the use of the undistributed net investment income method did not accord with results of operations.
(4) Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December 31, 1994 was $.69. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the year ended December 31, 1993 was $.77.
(5) Exclusive of sales load.
(6) Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or transfer agent, and/or distributor, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been .99% and 1.27% respectively.


                      See notes to financial statements.

Premier Managed Income Fund
_______________________________________
Financial Highlights (continued)

    Contained below is per share performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)

                                                Class B Shares   Class C Shares              Class R Shares
                                                ______________   ______________  ____________________________________
                                                  Year Ended       Year Ended    Year Ended December 31,   Year Ended
                                                  December 31      December 31,  ____________   December 31,
PER SHARE DATA:                                     1995(2)          1995(2)        1995     1994(3)(4)     1993(3)(5)
                                                ______________   ______________    ______    __________    ___________
    Net asset value, beginning of period            $10.12           $10.12        $10.12      $11.38         $11.62
                                                       ___              ___           ___         ___            ___
    Investment Operations:
    Investment income-net.......................       .67              .67           .78         .72(6)         .74(6)
    Net realized and unrealized gain (loss) on
      investments...............................       .96              .96           .96       (1.26)           .67
                                                       ___              ___           ___         ___            ___
      Total from Investment Operations..........      1.63             1.63          1.74        (.54)          1.41
                                                       ___              ___           ___         ___            ___
    Distributions:
    Dividends from investment income-net........      (.67)            (.67)         (.78)       (.72)          (.71)
    Dividends from net realized gain on
      investments...............................       _               _            _          _            (.61)
    Dividends in excess of net realized gain
      on investments............................       _               _            _          _            (.33)
                                                       ___              ___           ___         ___            ___
      Total Distributions.......................      (.67)            (.67)         (.78)       (.72)         (1.65)
                                                       ___              ___           ___         ___            ___
    Net asset value, end of period..............    $11.08           $11.08        $11.08      $10.12         $11.38
                                                       ===              ===           ===         ===            ===
TOTAL INVESTMENT RETURN(7)......................     16.55%           16.54%        17.71%      (4.88%)        12.59%(8)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....      1.69%            1.66%          .70%        .71%(9)        .83%(8)(9)
    Ratio of net investment income to average
      net assets................................      6.41%            6.03%         7.31%       6.59%          6.86%(8)
    Portfolio Turnover Rate.....................    236.10%          236.10%       236.10%     270.00%        333.00%(10)
    Net Assets, end of period (000's Omitted)...    $2,236              $67       $11,532      $9,588         $1,338

__________
(1) Financial highlights for the period ended December 31, 1994 for Class B and Class C shares are not present because no shares have been issued to the public as of this date.
(2) The Fund commenced offering Class  B and Class C shares on December 19,
    1994.
(3) On February 1, 1993, the Fund commenced selling Investment Class shares. Effective April 4, 1994 the Investment Class was redesignated as the Trust Shares. On October 17, 1994 the Trust Shares were redesignated Class R shares.
(4) Prior to April 4, 1994, the Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(5) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since the use of the undistributed net investment income method did not accord with results of operations.
(6) Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December 31, 1994 was $.71. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the period ended December 31, 1993 was $.74.
(7) Exclusive of sales load.
(8) Annualized.
(9) Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and transfer agent, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been .72% and .87%, respectively.
(10) Not annualized.

                       See notes to financial statements.

Premier Managed Income Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

          Premier Managed Income Fund (the "Fund") is a diversified income fund that seeks high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") and operates as a series company currently offering four series including the Fund. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

          The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

Premier Managed Income Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)

          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

          (c) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

          (d) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $7,010,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. The carryover does not include net realized securities losses from November 1, 1995 through December 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $6,470,000 of the carryover expires in fiscal 2002 and $540,000 of the carryover expires in fiscal 2003.

NOTE 2_Investment Management Fee and Other Transactions with Affiliates:

          (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
          (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B

Premier Managed Income Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)

and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended December 31, 1995, the service fee for Class B and Class C shares was $1,866 and $62, respectively. For the year ended December 31, 1995, the distribution fee for Class A, Class B and Class C shares was $201,030, $7,027 and $187, respectively.

          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

          (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3_Securities Transactions:

          The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $214,727,712 and $209,198,172, respectively.

          At December 31, 1995, accumulated net unrealized appreciation on investments was $3,421,615, consisting of $3,881,211 gross unrealized appreciation and $459,596 gross unrealized depreciation.

          At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Managed Income Fund
_______________________________________
Independent Auditors' Report

Board of Trustees and Shareholders:
The Dreyfus/Laurel Funds Trust

    We have audited the accompanying statement of assets and liabilities of the Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financ ial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on that statement and those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust, as of December 31, 1995, and the results of its operations for the year then ended, changes in its net assets, and the financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.


                                      KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
February 6, 1996

[Dreyfus lion "d" logo]
Premier Managed
Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903






Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                           MIFAR9512
[Dreyfus logo]

        Annual Report

    ___________
       Premier Managed
         Income Fund
    ___________



      December 31, 1995


           [LION]